SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2014

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

155 Gibbs Street, Suite 412

Rockville, MD 20850

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 Shareholder Director Nominations.

On March 27, 2014, the board of directors of Synthetic Biologics, Inc. (the “Company”) determined to hold its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on June 10, 2014. The record date, time and location of the Annual Meeting will be as set forth in the Company’s proxy statement for the Annual Meeting.

Because the date of the upcoming Annual Meeting is more than 30 days prior to the anniversary of the 2013 Annual Meeting, proposals to be included in the Company's proxy statement for the Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received on or before April 18, 2014.

Shareholders must deliver the proposals or nominations to the Company's adminiatrative offices at the following address: Synthetic Biologics, Inc., Attn: Corporate Secretary, 617 Detroit Street, Suite 100, Ann Arbor, MI 48104.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTHETIC BIOLOGICS, INC.

Date: April 2, 2014	By: /s/ C. Evan Ballantyne
Name: C. Evan Ballantyne
Title: Chief Financial Officer